Capital Group Core Plus Income ETF Summary Prospectus Supplement

July 1, 2025

(for the most recent summary prospectus)

The table under the heading “Portfolio managers” in the ”Management” section of the summary portion of the prospectus is amended to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Xavier Goss	3 years	Partner – Capital Fixed Income Investors
David A. Hoag President	3 years	Partner – Capital Fixed Income Investors
Damien J. McCann	3 years	Partner – Capital Fixed Income Investors
Chitrang Purani	Less than 1 year	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. ETGEBS-024-0725P Printed in USA CGD/TM/10039-S109271